EXHIBIT 99.4

 UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheets as of September 30, 2013 and June 30, 2013 combines the balance sheets of the Registrant and Banjo & Matilda as of that date assuming the acquisition took place on June 30, 2013.  The pro forma condensed combined income statements for the three months ended September 30, 2013 and the year ended June 30, 2013 are based on historical income statements of the Registrant and Banjo & Matilda and assumes the acquisition had occurred on July 1, 2012.

We are providing this information to aid you in your analysis of the financial aspects of the Registrant. These unaudited pro forma condensed financial statements should be read in conjunction with the financial statements of the Registrant and the related notes thereto, included elsewhere in this Report. The unaudited pro forma information is not necessarily indicative of the results of operations that may have actually occurred had the acquisition taken place on the dates noted, or the future financial position or operating results of the combined company.

BANJO & MATILDA  AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 2013

	Banjo & Matilda Trust	Eastern World Solutions, Inc.	Combined Historical		Proforma Adjustments	Combined Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$-	$-	$-			$-
Trade and other receivables, net	169,151	-	169,151			169,151
Inventory	405,109	-	405,109			405,109
Other current assets	107,812	-	107,812			107,812
TOTAL CURRENT ASSETS	682,072	-	682,072			682,072

NON-CURRENT ASSETS
Investment in subsidiary				1	4,626,385	-
				2	(4,626,385)
Intangible assets, net	42,348	-	42,348			42,348
Other receivable	105,012	-	105,012			105,012
Property and equipment, net	8,612	-	8,612			8,612
TOTAL NON-CURRENT ASSETS	155,972	-	155,972			155,972
TOTAL ASSETS	$838,044	$-	$838,044			$838,044

CURRENT LIABILITIES
Trade and other payables	$264,177	$6,164	$270,341			$270,341
Trade financing	93,410	-	93,410			93,410
Accrued interest	15,749	-	15,749			15,749
Deposit payable	12,278	-	12,278			12,278
Bank overdraft	3,087	31,664	34,751		-	34,751
TOTAL CURRENT LIABILITIES	388,701	37,828	426,529			426,529

NON-CURRENT LIABILITIES
Loan from related party	638,977	-	638,977			638,977
TOTAL NON-CURRENT LIABILITIES	638,977	-	638,977			638,977
TOTAL LIABILITIES	1,027,678	37,828	1,065,506			1,065,506

STOCKHOLDERS' EQUITY
Common stock - $0.00001 par value, 100,000000 shares	246,581	115	246,696	1	185	264
authorized, 26,436,484 pro forma shares outstanding				2	(246,581)
				3	460
				4	(496)
Additional paid in capital	-	76,304	76,304	1	4,626,200	212,357
				2	(4,490,183)
				3	(460)
				4	496
Accumulated deficit	(466,918)	(110,379)	(577,297)	2	110,379	(466,918)

Current income (loss)	(16,780)	(3,868)	(20,648)		-	(20,648)
Accumulated other comprehensive income (loss)	47,483	-	47,483			47,483
TOTAL STOCKHOLDERS' EQUITY	(189,634)	(37,828)	(227,462)			(227,462)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$838,044	$-	$838,044			$838,044

	Pro Forma Adjustments

#1	Investment in subsidiary	4,626,385
	Common stock		185
	Additional paid in capital		4,626,200
	To record investment for Banjo. Issuance of 18,505,539 at $0.25 per share

#2	Investment in subsidiary		4,626,385
	Common stock	246,581
	Accumulated deficit		110,379
	Additional paid in capital	4,490,183
	To remove investment during consolidation and adjust equity for reverse merger

#3	Common stock		460
	Additional paid in capital	460
	Stock dividend declared on October 3, 2014

#4	Common stock	496
	Additional paid in capital		496
	Contribution of shares to capital by majority shareholder prior to the share exchange

BANJO & MATILDA  AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2013

	Banjo & Matilda Trust	Eastern World Solutions, Inc.	Combined Historical		Proforma Adjustments	Combined Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$11,104	$-	$11,104			$11,104
Trade and other receivables, net	11,120	-	11,120			11,120
Inventory	329,598	-	329,598			329,598
Deferred tax	-	-	-			-
Other current assets	78,505	-	78,505			78,505
TOTAL CURRENT ASSETS	430,327	-	430,327			430,327

NON-CURRENT ASSETS
Investment in subsidiary				1	4,626,385	-
				2	(4,626,385)
Intangible assets, net	43,310	-	43,310			43,310
Other receivable	142,658	-	142,658			142,658
Property and equipment, net	7,324	-	7,324			7,324
TOTAL NON-CURRENT ASSETS	193,292	-	193,292			193,292
TOTAL ASSETS	$623,619	$-	$623,619			$623,619

CURRENT LIABILITIES
Trade and other payables	$395,802	$7,123	$402,925			$402,925
Trade financing	93,968	-	-			-
Accrued interest	13,063	-	13,063			13,063
Advances	-	26,837	26,837		-	26,837
TOTAL CURRENT LIABILITIES	502,833	33,960	536,793			536,793

NON-CURRENT LIABILITIES
Loan from related party	293,640	-	293,640			293,640
TOTAL NON-CURRENT LIABILITIES	293,640	-	293,640			293,640
TOTAL LIABILITIES	796,473	33,960	830,433			830,433

STOCKHOLDERS' EQUITY
Common stock	246,581	115	246,696	1	185	264
$0.00001 par value, 100,000000 shares				2	(246,581)
authorized, 26,436,484 pro forma shares outstanding				3	460
				4	(496)
Additional paid in capital	-	76,304	76,304	1	4,626,200	246,317
				2	(4,456,223)
				3	(460)
				4	496
Accumulated deficit	(492,293)	(76,419)	(568,712)	2	76,419	(492,293)

Current income (loss)	21,752	(33,960)	(12,208)		-	(12,208)
Accumulated other comprehensive income (loss)	51,106	-	51,106			51,106
Treasury stock	-	-	-			-
TOTAL STOCKHOLDERS' EQUITY	(172,854)	(33,960)	(206,814)			(206,814)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$623,619	$-	$623,619			$623,619

	Pro Forma Adjustments

#1	Investment in subsidiary	4,626,385
	Common stock		185
	Additional paid in capital		4,626,200
	To record investment for Banjo. Issuance of 18,505,539 at $0.25 per share

#2	Investment in subsidiary		4,626,385
	Common stock	246,581
	Accumulated deficit		76,419
	Additional paid in capital	4,456,223
	To remove investment during consolidation and adjust equity for reverse merger

#3	Common stock		460
	Additional paid in capital	460
	Stock dividend declared on October 3, 2014

#4	Common stock	496
	Additional paid in capital		496
	Contribution of shares to capital by majority shareholder prior to the share exchange

BANJO & MATILDA  AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2013
UNAUDITED

	Banjo & Matilda Trust	Eastern World Solutions, Inc.	Combined Historial	Proforma Adjustments		Pro Forma

Revenue, net	$529,214	$-	$529,214	-		$529,214
Cost of sales	342,293	-	342,293			342,293

Gross profit	186,921	-	186,921			186,921

Operating expenses:
Payroll expenses	82,237	-	82,237			82,237
Administration expenses	32,652	3,868	36,520	-		36,520
Marketing expense	20,940	-	20,940			20,940
Occupancy expenses	9,484
Depreciation and amortization expenses	3,231	-	3,231			3,231
Total operating expenses	148,544	3,868	142,928			142,928

Income (loss) from operations	38,377	(3,868)	34,509			34,509
Other income (expense)
Finance costs	(51,534)	-	(51,534)	-		(51,534)
Total other income (expense)	(51,534)	-	(51,534)			(51,534)

Income (loss) before income tax provision	(13,157)	(3,868)	(17,025)			(17,025)
Income tax provision	-	-	-			-

Net income (loss)	$(13,157)	$(3,868)	$(17,025)			$(17,025)

Earnings per share:
Basic	$(131.570)	$(0.00)	$(0.00)			$(0.00)

Diluted	$(131.570)	$(0.00)	$(0.00)			$(0.00)

Weighted average number of shares outstanding:
				(49,569,055)	4
				46,000,000	3
Basic	100	11,500,000	11,500,100	18,505,439	1	26,436,484

				(49,569,055)	4
				46,000,000	3
Diluted	100	11,500,000	11,500,100	18,505,439	1	26,436,484

Pro Forma Adjustments

#1	To effect shares issued upon reorganization
The Company did not include potentially dilutive shares issued or outstanding as the effect of those shares would have resulted in an anti dilutive.
#2	Stock dividend declared on October 3, 2013
#3	Contribution of shares to capital by majority shareholder prior to the share exchange

BANJO & MATILDA  AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE YEAR ENDED JUNE 30, 2013
UNAUDITED

	Banjo & Matilda Trust	Eastern World Solutions, Inc.	Combined Historial	Proforma Adjustments		Pro Forma

Revenue, net	$1,724,181	$-	$1,724,181	-		$1,724,181
Cost of sales	977,086	-	977,086			977,086

Gross profit	747,095	-	747,095			747,095
Operating expenses:
Payroll expenses	240,450	-	240,450			240,450
Administration expenses	195,422	33,960	229,382	-		229,382
Marketing expense	88,826	-	88,826			88,826
Occupancy expenses	47,518
Depreciation and amortization expenses	8,821	-	8,821			8,821
Total operating expenses	581,037	33,960	567,479			567,479

Income (loss) from operations	166,058	(33,960)	132,098			132,098

Other income (expense)
Interst income	1	-	1			1
Other income	52,585	-	52,585			52,585
Finance costs	(196,892)	-	(196,892)	-		(196,892)
Total other income (expense)	(144,306)	-	(144,306)			(144,306)

Income (loss) before income tax provision	21,752	(33,960)	(12,208)			(12,208)
Income tax provision	-	-	-			-

Net income (loss)	21,752	(33,960)	(12,208)			(12,208)

Earnings per share:
Basic	$217.520	$(0.00)	$(0.00)			$(0.00)

Diluted	$185.915	$(0.00)	$(0.00)			$(0.00)

Weighted average number of shares outstanding:
				(49,569,055)	4
				46,000,000	3
Basic	100	11,500,000	11,500,100	18,505,439	1	26,436,484

				(49,569,055)	4
				46,000,000	3
Diluted	117	11,500,000	11,500,100	18,505,439	1	26,436,484

Pro Forma Adjustments

#1	To effect shares issued upon reorganization
The Company did not include potentially dilutive shares issued or outstanding as the effect of those shares would have resulted in an anti dilutive.
#2	Stock dividend declared on October 3, 2013
#3	Contribution of shares to capital by majority shareholder prior to the share exchange

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 – Basis for Pro Forma Presentation

The accompanying condensed combined pro forma financial statements illustrate the effect of the acquisition which was effective on November 14, 2013 between Eastern World Solutions, Inc. (Company), and Banjo & Matilda Trust (Banjo) on the Company's financial position and results of operations. The pro forma condensed combined balance sheets as of September 30, 2013 and as of June 30, 2013 are based on the historical balance sheets of the Company and Banjo as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place as of the earliest balance sheet presented, June 30, 2013.

The pro forma condensed combined income statements for the three months ended September 30, 2013 and for the year ended June 30, 2013 are based on the historical income statements of Banjo and the Company, and assumes the acquisition took place on July 1, 2012.

The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro forma condensed combined financial statements are based on the Company’s acquisition on November 14, 2013. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Company and Banjo.

Note 2 – Acquisition

Eastern World Group, Inc. is an early stage company and was organized to engage in creating, marketing and selling of proprietary engagement marketing technologies and or acquiring complementary technologies and or other companies focused on the development and marketing of such technologies.

Banjo & Matilda Trust was formed in 2009 as a chartered proprietary limited entity in New South Wales, Australia. Banjo designs, produces, markets, distributes and sells luxury cashmere fashion.

The Reorganization has been accounted for as a reverse merger with Banjo being treated as the accounting acquirer.

Note 3 – Pro Forma Adjustments

Certain adjustments have been made to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal periods presented.

The adjustments are as follows:

(1) To record stock issuance of 18,505,539 common shares for the acquisition of Banjo at $0.25 per share.

(2) To eliminate the investment in subsidiary during consolidation and adjust equity for the reverse merger.

(3) To record stock dividend declared on October 3, 2014 of 46,000,000 common shares.

(4) To record contribution of shares to capital by majority shareholder prior to the share exchange of 49,569,055 shares of common stock.